The Saratoga Advantage Trust

Supplement dated February 17, 2010 to the Class A Shares Prospectus Dated

December 31, 2009 of The Saratoga Advantage Trust (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus dated December 31, 2009 of The Saratoga Advantage Trust (the “Trust”).

Reference is made to the section entitled “REDUCED SALES CHARGE” located on page 72 of the Prospectus. The information contained under the sub-heading “REDUCED SALES CHARGE FOR U.S. RESIDENTS” on page 73 is deleted in its entirety and replaced with the following:

REDUCED SALES CHARGE FOR U.S. RESIDENTS

Amount of Purchase	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price [1]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None (See below) ²	None (See below) ²	(See below) ²

1 At the discretion of The Saratoga Advantage Trust, however, the entire sales charge may at times be reallowed to dealers.  The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

2 The Distributor will pay certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows:

Health & Biotechnology Portfolio; Technology & Communications Portfolio; Financial Services Portfolio; and Energy & Basic Materials Portfolio - for purchases of $1 million to $3 million, the Distributor will pay 0.75%, plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.

U.S. Government Money Market Portfolio; Investment Quality Bond Portfolio; Municipal Bond Portfolio; Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio; Mid Capitalization Portfolio; Small Capitalization Portfolio; and International Equity Portfolio - for purchases of $1 million to $3 million, the Distributor will pay 0.25%, plus 0.20% on any amounts over $3 million up to $50 million, and 0.10% on any amounts over $50 million.

Please retain this supplement for future reference.